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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 21, 2002 included in this Form 10-K into the Hybridon, Inc.'s previously filed Registration Statement File No.'s 33-3896, 33-3898, 33-3900, 33-3902, 333-34008 and 333-71938.


                                             /s/ Arthur Andersen LLP



Boston, Massachusetts
March 28, 2002